UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2012

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14762	36-3858106
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 6, 2012, The ServiceMaster Company (the “Company”) gave notice of conditional partial redemption pursuant to the Indenture, dated as of July 24, 2008, as supplemented (the “Indenture”), among the Company, the subsidiary guarantors party thereto, and Wilmington Trust, National Association (the “Trustee”), that the Company has elected to redeem, subject to the satisfaction of specified conditions precedent, on March 7, 2012 or, if the specified conditions precedent are not satisfied on or prior to March 7, 2012, such later date (but not later than April 6, 2012 as may be determined by the Company in its sole and absolute discretion) as such conditions precedent are so satisfied (the “Redemption Date”), $100 million aggregate principal amount of its outstanding 10.75%/11.50% Senior Toggle Notes due 2015 (the “Notes”) under the Indenture. Such notice and related partial redemption of $100 million aggregate principal amount of outstanding Notes (the “Additional Redemption”) are in addition to the Company’s notice of conditional partial redemption dated January 12, 2012, relating to the partial redemption by the Company of $400 million aggregate principal amount of its outstanding Notes scheduled to occur on February 13, 2012 subject to specified conditions.

The redemption price with respect to any redeemed Note will be equal to 105.3750% of the principal amount of such Note, plus accrued but unpaid interest thereon to the Redemption Date.  The Additional Redemption is subject to the satisfaction of specified conditions precedent, including, without limitation, consummation (as and when determined by the Company, and as and to the extent the Company will require, in each case in its sole and absolute discretion), on or prior to the Redemption Date of the issuance and/or borrowing of new indebtedness in an aggregate principal amount of $500 million (or such other amount as may be determined by the Company in its sole and absolute discretion) from one or more sources on terms and conditions satisfactory in all respects to the Company in its sole and absolute discretion.  The Company will be entitled to delay, and may delay, the Additional Redemption until such time as such conditions precedent are satisfied.  Such Additional Redemption will not occur in the event that the conditions precedent have not been so satisfied by April 6, 2012.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any Notes or any other security.  There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2012	THE SERVICEMASTER COMPANY

	By:	/s/ Roger A. Cregg
Roger A. Cregg
Senior Vice President and Chief Financial Officer